                                                                   EXHIBIT 10.20


                                    EXHIBIT D
                                    ---------

                    FORM OF INDEMNIFICATION ESCROW AGREEMENT
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     This ESCROW AGREEMENT (the "Agreement") is made and entered into as of
_______________, 1998, by and among Monroe, Inc., a Delaware corporation ("Monroe"), Curtis L. Rogers, Jr., an individual (the "Stockholder Representative"), ____________________ (the "Escrow Agent"), and the parties identified as the Rogers Stockholders on the signature pages hereto, with reference to the following facts:

     A. Pursuant to the terms and conditions of a Stock Purchase Agreement (the "Purchase Agreement") dated as of May ___, 1998, by and among Monroe, Rogers-American Company, Inc., a North Carolina corporation, Curtis L. Rogers, Jr., as representative, and the Rogers Stockholders, Monroe has agreed to acquire all of the issued and outstanding capital stock of Rogers-American Company, Inc. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

     B. Under the terms of the Purchase Agreement, Monroe is entitled to indemnification under certain circumstances as set forth in Section 10 of the Purchase Agreement.

     C. The purpose of this Agreement is to provide for the deposit into escrow of cash and shares of Monroe's common stock, par value $.01 per share ("Monroe Common Stock"), pursuant to Section 1.8 of the Purchase Agreement to secure, in part, the indemnification obligations of the Rogers Stockholders under Section 10 of the Purchase Agreement.

     NOW, THEREFORE, based on the above premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   Appointment of Escrow Agent and Stockholder Representative;
          -----------------------------------------------------------
Indemnification.
---------------

          1.1  Escrow Agent.  The Escrow Agent is hereby appointed as escrow
               ------------
agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment on the terms set forth herein.

          1.2  Stockholder Representative.  The Stockholder Representative is
               --------------------------
hereby appointed as agent and representative of the Rogers Stockholders for the purposes set forth herein, and the Stockholder Representative accepts such appointment on the terms set forth herein.

          1.3  Indemnification.  The Rogers Stockholders have agreed to
               ---------------
indemnify and hold harmless Monroe pursuant to Section 10 of the Purchase Agreement. The Escrow Fund (as defined in Section 2.1 hereof) shall secure, in part, the indemnification obligations of the Rogers Stockholders in the manner provided in this Agreement.

     2.   Escrow Fund.
          -----------

          2.1  Cash Escrow Fund; Escrowed Shares.  In accordance with Section
               ---------------------------------
1.8 of the Purchase Agreement, on the date hereof, Monroe, on behalf of the Rogers Stockholders, has deposited with the Escrow Agent the following: (i) One Million Five Hundred and Fifty Thousand Dollars ($1,550,000) to be held in a designated separate account of the Escrow Agent (inclusive of any earnings on the same, the "Cash Escrow Fund") and (ii) a number of shares of Monroe Common Stock (the "Escrowed Shares") equal to (a) $1,950,000 divided by (b) the price at which shares of Monroe Common Stock will be sold to the public in the initial underwritten public offering of shares of Monroe Common Stock (the "IPO Price"). Curtis L. Rogers, Jr. and Robert J. Maccubbin, Sr. (the "Majority Rogers Stockholders") shall thereby contribute $1,060,000 and $490,000, respectively, to the Cash Escrow Fund. Each of Danny L. Broadwater, John L. Brady, Sr., E. Ray Johnson, Marty D. Carter, Curtis L. Rogers, III, Robert J. Maccubbin, Jr., Thomas S. Fincher and Douglas H. Holstein (the "Minority Rogers Stockholders") shall thereby contribute a number of shares of Monroe Common Stock pro rata based upon the ratio that the number of shares of common stock of Rogers-American Company, Inc., par value $1.00 per share ("Rogers Common Stock"), held by such Minority Rogers Stockholder bears to the total number of shares of Rogers Common Stock held by all Minority Rogers Stockholders immediately prior to the Closing. Such pro rata interest shall be referred to as such Minority
Rogers Stockholder's "Proportionate Interest."   The aforementioned deposits
representing the Cash Escrow Fund and the Escrowed Shares shall be referred to herein as the "Escrow Fund."

          2.2  Amounts Earned on Cash Escrow Fund; Tax Matters.  The Cash Escrow
               -----------------------------------------------
Fund shall be invested from time to time in Eligible Investments (as defined in Section 15) pursuant to (and as specified in) the written direction of the Stockholder Representative received by the Escrow Agent (which direction shall include maturity terms selected by the Stockholder Representative). The Escrow Agent shall be entitled to presume that any maturity terms set forth in an investment instruction from the Stockholder Representative have been agreed to by Monroe. In no instance shall the Escrow Agent have any liability for any loss on any such investment. All amounts earned, paid or distributed with respect to the Cash Escrow Fund (whether interest, dividends or otherwise) shall become a part of the Cash Escrow Fund and shall be held hereunder upon the same terms as the original Cash Escrow Fund. The parties agree that (i) for tax reporting purposes, and for any tax year, all interest or other income earned from the investment of the Cash Escrow Fund shall be allocable to the Majority Rogers Stockholders and (ii) to the extent permitted by applicable law, including Section 468B(g) of the Internal Revenue Code of 1986, as amended, the Majority Rogers Stockholders

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

will include all amounts earned on the Cash Escrow Fund in their gross income for federal, state and local income tax (collectively, "income tax") purposes and pay any income tax resulting therefrom. The parties also agree for income tax purposes to treat all amounts distributed to the Majority Rogers Stockholders from the Cash Escrow Fund as payments of purchase price received by the Majority Rogers Stockholders on the date of this Escrow Agreement. Each Majority Rogers Stockholder agrees to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 to the Escrow Agent prior to the date on which interest or other income is first earned by the Cash Escrow Fund. The Majority Rogers Stockholders understand that, in the event their tax identification numbers are not certified to the Escrow Agent prior to the date on which interest or other income is first earned on the Cash Escrow Fund, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Cash Escrow Fund.

          2.3  Escrowed Shares.  Although the Escrowed Shares shall be issued in
               ---------------
the name of the Escrow Agent or its nominee, all Escrowed Shares shall be held by the Escrow Agent for the benefit of the Minority Rogers Stockholders. If during the term of this Agreement there is declared a stock dividend or stock split, all securities thereby issuable with respect to the Escrowed Shares shall be deposited hereunder and shall be deemed "Escrowed Shares" for the purposes of this Agreement. If during the term of this Agreement there is paid to the Escrow Agent any dividends in cash or other property (other than securities) in respect of the Escrowed Shares, such dividends shall be paid currently by the Escrow Agent to the Minority Rogers Stockholders in accordance with each Minority Rogers Stockholder's Proportionate Interest. The Escrowed Shares shall be held for the benefit of the Minority Rogers Stockholders and disbursed by the Escrow Agent in accordance with the terms of this Agreement. The parties agree that for federal income tax purposes, the Minority Rogers Stockholders will own the Escrowed Shares as of the Closing Date.

               2.3.1  Voting of Escrowed Shares.  The Escrowed Shares held by
                      -------------------------
     the Escrow Agent pursuant to this Agreement shall be deemed issued and outstanding, shall appear as issued and outstanding on Monroe's balance sheet, and shall be legally outstanding under applicable state law. With respect to any matter on which stockholders of Monroe have a right to vote, the Escrow Agent, upon receipt of written notices to such effect, on behalf of the Minority Rogers Stockholders, acting at the written direction of such stockholders, shall exercise the right to vote, or not vote, all Escrowed Shares (or any portion thereof); provided, however, that the
                                               -----------------
     Escrow Agent shall at the expense of Monroe and the Rogers Stockholders promptly forward, or cause to be forwarded, copies of any proxies, proxy statements and other soliciting materials which it receives to the Minority Rogers Stockholders, and shall vote the applicable portion of the Escrowed Shares in accordance with any written instructions timely received by the Escrow Agent from any Minority Rogers Stockholder. Absent any such written instructions, the Escrow Agent shall not vote any Escrowed Shares.

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

               2.3.2  Escrowed Shares Nontransferable.  The Minority Rogers
                      -------------------------------
     Stockholders' interest in this Agreement and the Escrowed Shares (prior to the disbursement thereof) may not be transferred, except by operation of law or the laws of descent and distribution.

     3.   Application of Escrow Fund.  The Cash Escrow and the Escrowed Shares
          --------------------------
shall be held in escrow under the terms of this Agreement and released by the Escrow Agent upon the following terms.

          3.1  Joint Instructions.  Upon joint written notice and instruction
               ------------------
from Monroe and the Stockholder Representative that the Escrow Fund, or any portion thereof, should be disbursed, the Escrow Agent shall make such disbursement in accordance with the directions set forth in such joint written notice and instruction.

          3.2  Indemnification Claim.  If at any time, or from time to time, on
               ---------------------
or before __________, 1999 [INSERT DATE WHICH IS THE FIRST ANNIVERSARY OF THE CLOSING DATE] (the "Termination Date"), Monroe delivers to the Escrow Agent written notice (an "Indemnification Notice") and a copy thereof pursuant to
Section 4.1 hereof asserting that Monroe is entitled to indemnification under
Section 10 of the Purchase Agreement, which Indemnification Notice shall state the basis and amount of such indemnification claim, then the Escrow Agent shall disburse to Monroe from the Escrow Fund, on the thirtieth (30th) day following receipt by the Escrow Agent of the Indemnification Notice, an amount equal to the value of such claim.  Any amount so disbursed shall be payable as follows:
(a) 45% of such amount shall be disbursed from the Cash Escrow Fund and (b) 55% of such amount shall be disbursed in the form of a number of Escrowed Shares (rounded to the nearest whole share) equal to (i) 55% of the amount of such claim divided by (ii) the IPO Price (subject to appropriate adjustment after the
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Closing Date for any stock split or stock dividend with respect to Monroe Common
Stock, or any combination or reclassification of the Monroe Common Stock into a greater or smaller number of shares), as certified by Monroe (the "Escrow Payout"); provided, however, that each Minority Rogers Stockholder may elect to
          --------  -------
pay its respective portion of such indemnification claim, in accordance with its respective Proportionate Interest, in cash in lieu of Escrowed Shares (each, an "Electing Stockholder"). In the event of any such election, Monroe and the Stockholder Representative shall provide joint written notice and instructions to the Escrow Agent to deliver to each Electing Stockholder a number of Escrowed Shares (rounded to the nearest whole share) equal to (A) the amount of the cash payment that was made by such Electing Stockholder in respect of such claim divided by (B) the IPO Price (subject to appropriate adjustment after the
----------
Closing Date for any stock split or stock dividend with respect to Monroe Common Stock, or any combination or reclassification of the Monroe Common Stock into a greater or smaller number of shares), as certified by Monroe. Notwithstanding the foregoing, if the Escrow Agent receives written notice from the Stockholder Representative prior to such thirtieth (30th) day that a dispute exists with respect to such indemnification claim (a "Dispute Notice"), which



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

Dispute Notice shall state the basis of such dispute and the portion of the Escrow Payout, if any, as to which no dispute exists, the Escrow Agent shall continue to hold the Escrow Payout that is in dispute (but shall disburse to Monroe the portion of the Escrow Payout as to which no dispute exists) until directed otherwise pursuant to Section 3.4 hereof.

          3.3  Fractional Shares.  No fractional shares shall be issued under
               -----------------
this Agreement to any of the Minority Rogers Stockholders. Any payment which would result in the disbursement of a fractional share of Monroe Common Stock shall be rounded to the nearest whole share.

          3.4  Dispute of Indemnification Claim.  If the Escrow Agent timely
               --------------------------------
receives a Dispute Notice, the Escrow Agent shall retain the Escrow Payout in dispute until the first to occur of the following:

               3.4.1 the date on which the Escrow Agent receives joint written instructions from Monroe and the Stockholder Representative, in which case the Escrow Agent shall disburse the Escrow Payout (or applicable portions thereof) as set forth in such joint written instructions;

               3.4.2 the date on which the Escrow Agent receives a final order of a court of competent jurisdiction (the "Indemnity Award") resolving the dispute, in which case the Escrow Agent shall disburse the Escrow Payout (or applicable portions thereof) as set forth in the Indemnity Award; or

               3.4.3 with respect to the Escrowed Shares only, the date which is four years and 364 days after the Closing Date.

          3.5  Automatic Disbursement on Termination Date.  If, on the
               ------------------------------------------
Termination Date, there is any amount of the Escrow Fund remaining undisbursed and not subject to an Indemnification Notice received by the Escrow Agent, the Escrow Agent shall disburse (a) (upon receipt of proper stock certificates from Monroe's transfer agent) Escrowed Shares to the Minority Rogers Stockholders in accordance with each Minority Rogers Stockholder's Proportionate Interest (rounded to the nearest whole share) and (b) such Cash Escrow Fund to the Majority Rogers Stockholders in proportion to their original cash contributions to the Cash Escrow Fund (rounded to the nearest whole cent).

          3.6  Payment of Indemnification Claims.  Whenever this Agreement
               ---------------------------------
provides that the Escrow Agent may or shall disburse Escrowed Shares to Monroe, the Escrow Agent shall deliver to the transfer agent for the Escrowed Shares the stock certificate representing such Escrowed Shares and the transfer agent shall deliver to the Escrow Agent one stock certificate representing the number of shares to be delivered to Monroe and another stock certificate representing the balance of Escrowed Shares remaining. The Escrow Agent shall then deliver to Monroe a stock certificate representing the appropriate number of Escrowed Shares determined in accordance with Section 3.2.

     4.   Communications with Stockholder Representative.
          ----------------------------------------------

          4.1  Notice of Indemnification Claims.  Monroe shall provide a copy of
               --------------------------------
any Indemnification Notice to the Stockholder Representative concurrently with the delivery thereof to the Escrow Agent.

          4.2  Additional Information Regarding Indemnification Claims.  Within
               -------------------------------------------------------
five (5) business days after receiving a request therefor from the Stockholder Representative, Monroe shall furnish the Stockholder Representative with such additional information relating to any claim made in an Indemnification Notice as he may reasonably request from time to time for the purpose of evaluating the merits of the claim for indemnification.

     5.   Scope of Undertaking.  The Escrow Agent shall have no responsibility
          --------------------
or obligation of any kind in connection with this Agreement and the Escrow Fund, and shall not be required to deliver the same or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, and make delivery of the Escrow Fund as herein expressly provided or by reason of a judgment or order of a court of competent jurisdiction.

     6.   Knowledge and Sufficiency of Documents.  The Escrow Agent shall not be
          --------------------------------------
bound by or have any responsibility with respect to compliance with any agreement between any of the other parties hereto, including the Purchase Agreement, irrespective of whether the Escrow Agent has knowledge of the existence of any such agreement or terms and provisions thereof, the Escrow Agent's only duty, liability, and responsibility being to receive, hold and deliver the Escrow Fund as herein provided. The Escrow Agent shall not be required in any way to determine the validity or sufficiency, whether in form or in substance, of the Escrow Fund or the validity, sufficiency, genuineness or accuracy of any instrument, document, certificate, statement or notice referred to in this Agreement or contemplated hereby, or the adequacy of any security interest created hereunder; or the identity or authority of the persons executing the same, and it shall be sufficient if any writing purporting to be such instrument, document, certificate, statement or notice is delivered to the Escrow Agent and purports on its face to be correct in form and signed or otherwise executed by the party or parties required to sign or execute the same under this Agreement.

     7.   Right of Interpleader.  Should any controversy arise between Monroe,
          ---------------------
on one hand, and the Stockholder Representative, on the other, or any other person, firm or entity, with respect to this Agreement, the Escrow Fund or any part thereof, or the right of any party or other person to receive the Escrow Fund or should such parties fail to designate another Escrow Agent as provided in Section 12 hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right (but not the obligation) to (i) withhold delivery of the Escrow Fund until the controversy is resolved as provided in Section 3.4 hereof or (ii) institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties hereto (the right of the Escrow Agent to institute such bill of interpleader, however, shall not be deemed to modify the manner in which the Escrow Agent is entitled to make disbursements of the Escrow Fund as hereinabove set forth, other than to tender the Escrow Fund into the registry of such court). Should a bill of interpleader be instituted, or should the Escrow Agent be threatened with litigation or become involved in litigation in any manner whatsoever on account of this Agreement or the Cash Escrow Fund or the Escrowed Shares, then as between themselves and the Escrow Agent, Monroe and the Rogers Stockholders, jointly and severally, hereby bind and obligate themselves, their successors, heirs, executors and assigns to pay the Escrow Agent its reasonable attorneys' fees and any and all other disbursements, expenses, losses, costs and damages of the Escrow Agent in connection with or resulting from such threatened or actual litigation. Notwithstanding the foregoing, as between themselves, Monroe and the Rogers Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this Section 7.

     8.   Scope of Duties and Errors in Judgment.  It is expressly understood
          --------------------------------------
and agreed that the Escrow Agent shall be under no duty or obligation to give any notice, or to do or to omit the doing of any action or anything with respect to the Escrow Fund, except to hold the same and to make disbursements in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, it is acknowledged and agreed that (i) no implied duties shall be read into this Agreement on the part of the Escrow Agent, and (ii) the Escrow Agent shall not be obligated to take any legal or remedial action which might in its judgment involve it in any expense or liability for which it has not been furnished acceptable indemnification. The Escrow Agent, its directors, officers and employees shall not be liable for any error in judgment or any act or steps taken or permitted to be taken in good faith, or for any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence.

     9.   Indemnity.  As between themselves and the Escrow Agent, Monroe and the
          ---------
Rogers Stockholders, jointly and severally, agree to indemnify the Escrow Agent against and hold the Escrow Agent and its officers, employees and directors harmless from any and all losses, costs, damages, expenses, claims, and attorney's fees and expenses suffered or incurred by the Escrow Agent as a result of, in connection with or arising from or out of the acts or omissions of the Escrow Agent in performance of or pursuant to this Agreement, except such acts or omissions as may result from the Escrow Agent's willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

     Monroe and the Rogers Stockholders, jointly and severally, agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of

Escrow Funds under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent in any such distribution or other activities under this Agreement. Monroe and the Stockholder Representative undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments, or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. Monroe and the Rogers Stockholders, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct the same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties.

     Notwithstanding the foregoing, as between themselves, Monroe and the Rogers Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this Section 9.

     10.  Consultation with Legal Counsel.  The Escrow Agent may consult with
          -------------------------------
its in-house counsel or other counsel satisfactory to it in respect to questions relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered, or omitted by the Escrow Agent in good faith upon the advice of such counsel. The Escrow Agent may act through its officers, employees, agents and attorneys.

     11.  Reimbursement of Expenses of the Escrow Agent.  The Escrow Agent shall
          ---------------------------------------------
be entitled to reimbursement from Monroe and the Rogers Stockholders of all its reasonable costs and expenses, including reasonable fees and expenses of legal counsel incurred by it in connection with the preparation, operating, administration and enforcement of this Agreement. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of this Agreement or the escrow created hereby which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder. Notwithstanding the foregoing, as between themselves, Monroe and the Rogers Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this Section 11.

     12.  Resignation.  The Escrow Agent may resign upon 10 days' prior written
          -----------
notice to Monroe and the Stockholder Representative, and upon written instruction to Monroe and the Stockholder Representative, the Escrow Agent shall deliver the Escrow Fund to any designated substitute Escrow Agent mutually agreeable to such parties. If Monroe and the Stockholder Representative fail to designate a substitute Escrow Agent within 10 days, the Escrow Agent, in its sole discretion and its sole option, either may (i) continue to hold the Escrow Fund or (ii) institute a bill of interpleader as contemplated by Section 7 hereof.

     13.  Compensation.  Monroe covenants and agrees to pay to the Escrow Agent
          ------------
the fee determined by the Escrow Agent, from time to time, to be applicable to this escrow and bear all costs and expenses incurred by the Escrow Agent in connection therewith. The Escrow Agent's fees, as in effect on the date hereof, are attached hereto as Schedule A.
                       ----------

     14.  Responsibilities of the Stockholder Representative.
          --------------------------------------------------

          14.1 General.  The Stockholder Representative has been designated by
               -------
the Rogers Stockholders to represent the Rogers Stockholders with respect to the Escrow Fund pursuant to the terms of this Agreement. The duties of the Stockholder Representative hereunder shall be limited to the observance of the express provisions of this Agreement. The Stockholder Representative shall not be subject to, or be obliged to recognize, any other agreement between the parties hereto or directions or instructions not specifically set forth or provided for herein or in the Purchase Agreement.

          14.2  Reimbursement of Expenses of the Stockholder Representative.
                -----------------------------------------------------------
The Rogers Stockholders shall reimburse the Stockholder Representative for reasonable out-of-pocket expenses incurred by the Stockholder Representative in the performance of his duties hereunder. During the period of this Agreement, the reimbursement provided under this Section 14.2 shall be from sources of funds other than the Escrow Fund.

          14.3  Duties.  The Rogers Stockholders hereby authorize the
                ------
Stockholder Representative to take all action necessary in connection with the implementation of this Agreement on behalf of the Rogers Stockholders, including, without limitation, giving and receiving all notices required to be given under this Agreement, settling any dispute arising hereunder and executing all such documents as the Stockholder Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement. All decisions and actions by the Stockholder Representative shall be binding upon all of the Rogers Stockholders, and no Rogers Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

          14.4  Reliance.  By their execution of this Agreement, the Rogers
                --------
Stockholders agree that (i) Monroe and the Escrow Agent shall be able to rely conclusively on the instructions and decisions of the Stockholder Representative as to any actions required or permitted to be taken by the Rogers Stockholders or the Stockholder Representative hereunder, and no party hereto shall have any cause of action against any other for any action taken in reliance upon the instructions or decisions of the Stockholder Representative, (ii) all actions, decisions and instructions of the Stockholder Representative shall be conclusive and binding upon all of the Rogers Stockholders and no Rogers Stockholder shall have any cause of action against the Stockholder Representative or any other person for any action taken, decision made or instruction given by the Stockholder Representative under this Agreement, except for gross negligence, breach of fiduciary duties owed to the Rogers Stockholders, fraud or willful breach of this Agreement by the Stockholder Representative and (iii) the provisions of this Section 14 are independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death, granted by the Rogers Stockholders to the Stockholder Representative and shall be binding upon the executors, heirs, legal representatives and successors of each Rogers Stockholder.

     15.  Investment.  Subject to Section 2.2 of this Agreement, the available
          ----------
uninvested portion of the Cash Escrow Fund shall be invested (and reinvested, as the case may be) from time to time by the Escrow Agent in any of the following investments (collectively, "Eligible Investments"):

          (i) Short term obligations issued or guaranteed by The United States of America or any agency or instrumentality thereof; or

          (ii) Certificates of deposit of or interest bearing accounts with national banks or corporations endowed with trust powers, including the Escrow Agent, having capital and surplus in excess of $100,000,000; or

          (iii) Insured Money Market Account short term investments with national banks or corporations endowed with trust powers, including Escrow Agent, having capital and surplus in excess of $100,000,000; or

          (iv) Corporate bond funds with a rating of at least A+ or the equivalent thereof by Standard & Poor's Corporation, at least A+ or thereof by Moody's Investors Service, Inc. or an equivalent rating by another nationally recognized rating agency.

     Investments pursuant to such investment instructions described above shall in all instances be subject to availability (including any time-of-day requirements). In no instance shall the Escrow Agent have any obligation to provide investment advice of any kind. The Escrow Agent shall not be required to invest any funds held hereunder except as expressly provided in written instructions received from the Stockholder Representative pursuant to Section 2 hereof, and shall not be obligated to pay interest on uninvested funds. All amounts received by the Escrow Agent (and any credits to the Escrow Account) shall be conditional upon collection (and actual receipt by the Escrow Agent of final payment). In no event shall the Escrow Agent have any obligation to advance funds.

     The Escrow Agent may be authorized at all times and from time to time to liquidate any investment of the Cash Escrow Fund as may be necessary to provide available cash to make any release, disbursement or payment called for under the terms of this Agreement. The Escrow Agent shall have no responsibility or liability for any losses resulting from liquidation of the Cash Escrow Fund (such as liquidation prior to maturity).

     16.  Change in the Stockholder Representative.  In the event that the
          ----------------------------------------
Stockholder Representative dies, become legally incapacitated or resigns from such position, Douglas H. Holstein shall fill such vacancy and shall be deemed to be the Stockholder Representative for all purposes of this Agreement; however, no change in the Stockholder Representative shall be effective until Monroe is given notice of such change by the Rogers Stockholders.

     17.  Confidentiality.  All of the information provided by the parties to
          ---------------
this Agreement pursuant to this Agreement shall be deemed "Confidential Information" except to the extent that such information (i) was known to the receiving party prior to its receipt from the disclosing party, (ii) is or becomes part of the public domain through no fault of any party hereto or (iii) is disclosed to a party hereto by a third party that is legally free to disclose such information. Each of the parties to this Agreement agrees that, without the express written consent of the other parties hereto, it will (i) not use the Confidential Information for any purpose except as required to discharge its responsibilities under this Agreement; (ii) use reasonable efforts to prevent the disclosure or other dissemination of the Confidential Information in its possession to any third party; and (iii) upon discharging its responsibilities under this Agreement, return or destroy any document in its possession containing any Confidential Information supplied by the other parties to this Agreement.

     18.  Miscellaneous.
          -------------

          18.1  Complete Agreement.  This Agreement and any documents referred
                ------------------
to herein (including, without limitation, the Purchase Agreement) or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

          18.2  Amendments and Waivers.  This Agreement may be amended, modified
                ----------------------
and supplemented, and compliance with any provision hereof may be waived, only by a writing signed by Monroe, the Escrow Agent and the Stockholder Representative.

          18.3  Assignment.  This Agreement shall be binding upon and inure to
                ----------
the benefit of Monroe, the Escrow Agent, the Rogers Stockholders and the Stockholder Representative and their respective successors and permitted assigns. Except as expressly provided in this Agreement, none of the parties may assign any of his or its rights or obligations under this Agreement without the prior written consent of the other parties;

provided, however, that Monroe may assign its rights under this Agreement in
--------  -------
connection with a merger, consolidation or sale of substantially all of the assets of Monroe.

          18.4  Waivers Strictly Construed.  With regard to any power, remedy or
                --------------------------
right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

          18.5  Severability.  In case any one or more of the provisions
                ------------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          18.6  Notices.  All notices under this Agreement will be in writing
                -------
and will be delivered by personal service or facsimile or certified mail (or, if certified mail is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which will initially be as set forth below. Copies of all notices shall be given to Monroe, the Stockholder Representative and the Escrow Agent; provided,
                                                                      --------
however, that the failure to give copies of such notice shall not render the
-------
notice invalid or unenforceable. Any notice sent by certified mail will be deemed to have been given three (3) days after the date on which it is mailed. Any notice transmitted by facsimile will be deemed given upon confirmation of receipt. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

          (a)  If to Monroe:

               Monroe, Inc.
               8 Cedar Street, Suite 54A
               Woburn, MA 01801
               Attn: President
               Facsimile:  (781) 933-3680

          (b) If to the Stockholder Representative:

               Curtis L. Rogers, Jr.
               4601 Kuykendall Road
               Charlotte, NC 28270

               With a copy to:

               Johnston, Allison & Hord, P.A.
               610 East Morehead Street (28202)
               Post Office Box 36469
               Charlotte, NC 28236
               Attn: H. Morrison Johnston, Esq.

          (c)  If to the Escrow Agent:

               ___________________________
               ___________________________
               ___________________________
               ___________________________


          18.7  Governing Law. The rights and liabilities of the parties under
                -------------
this Agreement shall be governed by the laws of the State of North Carolina, regardless of the choice of laws provisions of such state or any other jurisdiction. Any litigation between the parties shall be conducted exclusively in the state or federal courts of North Carolina, and each party consents to the exclusive jurisdiction of such courts for such purposes.

          18.8  Headings.  The headings in this Agreement are inserted only as a
                --------
matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular Section.

          18.9  Force Majeure.  Neither Monroe, the Stockholder Representative
                -------------
nor the Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond their control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

          18.10 Reproduction of Documents.  This Agreement and all documents
                -------------------------
relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          18.11 Counterparts.  This Agreement may be executed in counterparts,
                ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [NEXT PAGE IS SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                       MONROE, INC.


                                       ______________________________________
                                       James L. Monroe
                                       President


                                       _____________________, as ESCROW AGENT


                                       ______________________________________

                                       Name:
                                       Title:



                                       ______________________________________
                                       Curtis L. Rogers, Jr., as Stockholder
                                       Representative



                                       ROGERS STOCKHOLDERS:


                                       ______________________________________
                                       John L. Brady, Sr.


                                       ______________________________________
                                       Danny L. Broadwater


                                       ______________________________________
                                       Marty D. Carter


                                       ______________________________________
                                       Thomas S. Fincher

                                       ______________________________________
                                       Douglas H. Holstein


                                       ______________________________________
                                       E. Ray Johnson


                                       ______________________________________
                                       Robert J. Maccubbin, Sr.


                                       ______________________________________
                                       Robert J. Maccubbin, Jr.


                                       ______________________________________
                                       Curtis L. Rogers, Jr.


                                       ______________________________________
                                       Curtis L. Rogers, III

                                   Schedule A
                                   ----------

                               ESCROW AGENT FEES
                               -----------------